AirTran AIRWAYS



Investor Update - November 2003

AirTran AIRWAYS

Please note that the discussion today may contain forward looking statements that involve risks and uncertainties including those relating to the company's ability to develop new markets, its fleet and growth plans, its low cost advantage vs. competitors, its ability to obtain financing, and its ability to improve profitability and net worth.

These statements are subject to a number of risks that could cause actual results to vary materially from those presented today. These risks include, but are not limited to, general economic conditions, commodity prices, government regulation, and the competitive environment.

Additional information concerning factors that could cause actual results to vary from those in the forward looking statements are contained in AirTran Holdings Form 10-K for the year ended December 31, 2002.

AirTran

A Profitable Growth Story

AirTran Highlights

- Experienced management team
- Low cost structure
- Growth story
- Leveraging technology
- Excellent labor relations
- Strengthening balance sheet and liquidity position

Who is AirTran Airways?

Company Overview	Accomplishments Since 2001
• Low-cost, low-fare airline serving 45 cities • Fleet of 71 aircraft • Track record of profitability • New all Boeing fleet	• Scalability evidenced by decreasing unit costs • Liquidity significantly improved • Capitalizing on growth opportunities • Boeing aircraft order

AirTran's Business Strategy

- **Offer key attributes of major carriers at affordable prices**
  - Business class - 12 seats per aircraft
  - Assigned seating
  - Strong network presence
- **Promote customer friendly product and everyday low fares**
  - Focus on direct marketing
  - Stimulate business and leisure demand
- **Diversify by serving large business centers and high-fare markets**
  - Customers in more expensive airports also demand value

Cost Advantage vs. Major Competitors


Cost as Reported
Cost per ASM
(cents)
15
12
9
6
3
0
>20%
>35%
AirTran
Delta
US
Airways


Cost at AirTran's Flight Length
Cost per ASM
(cents)
15
12
9
6
3
0
>35%
>50%
AirTran
Delta
US
Airways

Source: Based on U.S. DOT filings/Company estimates (2002)

AirTran

Low Cost Structure Delivers Superior Operating Margins


Twelve Months Ending September 30, 2003
Jet Blue
AirTran
Southwest
Frontier
Continental
America West
Alaska
Northwest
Delta
American
US Airways
United
-15
-10
-5
0
5
10
15
20
Operating Margin

Source: SEC filings/Company press releases

AirTran

AirTran Airways Route Network Expansion

Summer 2001


Chicago
Flint
Memphis
Atlanta
Houston

Fall 2003



Since September 2001: 13 new cities and 45 new routes

AirTran
AIRWAYS

Attractive Growth Opportunities Demand Increased Capacity

Growth Story

- **New order for 110 new B737 and B717 aircraft**
- **New mini-hub Baltimore**
- **Westward expansion to Denver, Las Vegas, Los Angeles, and San Francisco**
- **Increased load factors and capacity utilization**

Fleet expansion plan



157 Aircraft
30,000
25,000
20,000
15,000
10,000
5,000
0
Annual ASMs (millions)
73
87
104
120
138
Options
Boeing 737
Boeing 717
2003
2004
2005
2006
2007
2008

ASM Growth YoY	20-25%	20-25%	18-25%	12-25%	10-25%

Note: Fleet size is as of year-end

Transformation from Single Hub to National Carrier

Atlanta Heritage	Point to Point Growth Potential
• AirTran Airways is the second largest airline serving Atlanta • Mix of business and leisure travelers • "Major" hub with high productivity and cost efficiencies	• Growth outside Atlanta will likely be point to point or focus cities • Florida is a natural for low cost carriers • Baltimore has been a major success • Northeast / Midwest expansion

Internet Is Customer Friendly and Cost Effective

- **AirTran Airways is an industry leader in Internet bookings**


Direct
Other Internet
airtran.com
Percent of Bookings
0
10
20
30
40
50
60
70
11
24
8
38
9
45
11
52
13
1999
2000
2001
2002
3Q03

AirTran

Excellent Labor Relations

- **Unprecedented cost reductions post 9/11/01**
- **Customer service, Ramp and Reservation agents rejected union representation in 2000 and in 2002**
- **Reached five-year agreement with Mechanics union prior to contract expiration in 2000**
- **New four-year Pilot agreement within four months of amendable date in 2001**
- **Flight attendants in negotiations**



AirTran

AirTran's Customers Are Loyal

Question: How likely are you to fly AirTran again?


1=Very Unlikely
2
3
4
5=Very Likely
Mean: 4.62
90%

Source: Passenger preference study by PK Data (February 2003)

AirTran

AirTran AIRWAYS

Recent Financial Performance / Outlook

Financial Trends Continue To Improve


Operating Margin
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q499 Q400 Q401 Q402
Average for twelve months ending


Earnings per Share
cents
100
80
60
40
20
0
-20
-40
Q499 Q400 Q401 Q402
Average for twelve months ending

AirTran

Strong and Improving Financial Results

($MM)	9 Months Ending 9/30/2003 [1]	9 Months Ending 9/30/2002
Total Revenues	679.2	533.1
% Growth	*27.4%*	
Total Operating Expenses	613.7	516.9
Operating Income	65.5	16.2
% Margin	*9.6%*	*3.0%*
Net Income	43.5	2.6
% Margin	*6.4%*	*0.5%*

[1] Excludes $38.1MM payment under the Emergency Wartime Supplemental Appropriations Act and a $(1.8)MM convertible debt discount

Strong and Improving Operating Results

	9 Months Ending		
	9/30/2003 [1]	9/30/2002	Change
Enplanements (000s)	8,643	7,145	21.0%
ASMs (000,000s)	7,361	6,037	21.9%
RPMs (000,000s)	5,269	4,112	28.2%
Load Factor	71.6%	68.1%	3.5 pts.
Passenger Yield (Cents)	12.50	12.63	(1.0)%
Unit Revenue (Cents)	8.95	8.60	4.1%
Break-even Load Factor	66.7%	67.9%	(1.2) pts.
Unit Cost (CASM)(Cents)	8.34	8.56	(2.6%)

(1) Includes a $38.1MM payment under the Emergency Wartime Supplemental Appropriations Act and a $(1.8)MM convertible debt discount

AirTran AIRWAYS

Declining Unit Costs


Unit Cost Trends
10.00
8.00
6.00
4.00
2.00
0.00
2000
2001*
2002
2003E
Fuel
AC Rent
Maintenance
Salaries
Other

*Excludes non-recurring special items.

Strengthening Balance Sheet

($MM)	12/31/01	12/31/02	10/31/2003
Total Cash	130.0	138.3	363.2
Long Term Debt	268.2	210.2	247.2
Stockholders' Equity	33.4	51.9	263.5
Working Capital	(8.7)	22.2	212.4

Total Debt To Capitalization Ratios*


2Q03 as Reported
135%
120%
105%
90%
75%
60%
45%
30%
15%
0%
90%
80%
Convertible Notes
Debt
Aircraft Leases
NWAC
AMR
DAL
CAL
AAI
AAI**
JBLU
LUV

*Assumes aircraft leases are capitalized

** Forecast for year ending 2003

Source: Based on SEC 10-Q filings (Q203)

AirTran

Outlook

2003 Initiatives: Continuous Improvement

- **Increase the fleet to 73 B717 aircraft and retire DC9s**
- **Aircraft order for 100 B737-700/800 and 10 B717's**
- **Continue to improve customer experience through technology**
- **Target repeat business through customer service**
- **Diversify the route network**
  - Northeast-Florida, Denver, West Coast

AirTran's Focus in 2004

- **Compelling growth opportunities exist in the industry**
- **Low costs going lower**
- **Integrate the Boeing 737**
- **Leverage the route network**
  - Increasing frequencies
  - "Connecting the dots"
  - 1-3 new cities/year